UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2005
                              (September 15, 2005)

                                RG America, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                     0-80429
                            (Commission File Number)

                                   75-2823489
                        (IRS Employer Identification No.)

                     1507 Capital Avenue, Plano, TX (75074)
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (972) 919-4774
         --------------------------------------------------------------

              2100 Valley View Lane, Suite 100, Dallas, TX (75234) (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                RG America, Inc.

Section 1 - Registrant's Business Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective September 19, 2005, Registrant entered into a Private Placement Offering ("PPO")with Leviticus Partners L.P. ("Investor") whereby Investor, as an accredited Investor as established by the Offeree/Purchaser Questionnaire in the Investor Subscription Booklet, purchased 1,100,000 shares of Registrant's restricted common stock, par value $0.001 per share ("Securities" or "Shares") at Forty-Five Cents ($0.45) per share for the sum of Four Hundred Ninety-Five Thousand and no/100 Dollars ($495,000) under the terms of the Investor Subscription Booklet. As a result of the sale, Registrant obtained $430,650 of proceeds, net of $64,350 of expenses. The PPO was structured through Registrant's financial agent, Spencer Clarke, LLC ("Agent").

The Investor Subscription Booklet including the Offeree/Purchaser Questionnaire, Subscription Agreement and Registration Rights Agreement is filed as Exhibit
99.1 to this Current Report on Form 8-K.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

In consideration for the PPO discussed in 1.01 above, on September 19, 2005 Registrant issued to Investor the Securities discussed above. The issuance of the Restricted Securities was made in reliance of Section 4(2)and or 3(b) of the Securities Act of 1933 (the "Securities Act"), as amended and Regulation D promulgated pursuant thereto, which provide for exemptions for transactions not involving a public offering.

Additionally, in consideration for the PPO discussed in 1.01 above, on September 19, 2005, Registrant:

      1. Issued 5,824 shares of its $0.001 par value common stock to Agent. The issuance of the shares was based upon services provided in the amount of $4,950 at a valuation of $0.85 per share, the five (5) day average trading price prior to the September 19, 2005 effective date of the transaction.

      2. Issued 110,000 warrants to purchase its $0.001 par value common stock to Agent. The warrants have an exercise price of $0.89 per share, calculated at one hundred five percent (105%) of the five (5) day average trading price prior to the September 19, 2005 effective date of the transaction.

The issuance of the Restricted Securities was made in reliance of Section 4(2)and or 3(b) of the Securities Act of 1933 (the "Securities Act"), as amended and Regulation D promulgated pursuant thereto, which provide for exemptions for transactions not involving a public offering.

Section 9 - Financial Statements and Exhibits

EXHIBITS

Exhibit Number                                          Description
--------------                                          -----------

99.1                                             Investor Subscription Booklet

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RG AMERICA, INC.
                                  (Registrant)
Date: September 23, 2005

/s/ John E. Rea
--------------------------------------
John E. Rea, Chief Executive Officer